Amended June 12, 2024

EXHIBIT A TO DISTRIBUTION AGREEMENT

Series (“Funds”) of GOLDMAN SACHS TRUST, a Delaware statutory trust (the “Trust”)

GOLDMAN SACHS FIXED INCOME FUNDS:

Goldman Sachs Bond Fund

Goldman Sachs Core Fixed Income Fund

Goldman Sachs Dynamic Municipal Income Fund

Goldman Sachs Emerging Markets Debt Fund

Goldman Sachs Enhanced Income Fund

Goldman Sachs Global Core Fixed Income Fund

Goldman Sachs Government Income Fund

Goldman Sachs High Yield Floating Rate Fund

Goldman Sachs High Yield Fund

Goldman Sachs High Yield Municipal Fund

Goldman Sachs Income Fund

Goldman Sachs Inflation Protected Securities Fund

Goldman Sachs Investment Grade Credit Fund

Goldman Sachs Emerging Markets Credit Fund

Goldman Sachs Short Duration High Yield Fund

Goldman Sachs Municipal Income Completion Fund

Goldman Sachs Short Duration Government Fund

Goldman Sachs Short Duration Bond Fund

Goldman Sachs Short Duration Tax-Free Fund

Goldman Sachs Short-Term Conservative Income Fund

Goldman Sachs Strategic Income Fund

Goldman Sachs U.S. Mortgages Fund

GOLDMAN SACHS EQUITY FUNDS:

Goldman Sachs Absolute Return Tracker Fund

Goldman Sachs China Equity Fund

Goldman Sachs Clean Energy Income Fund

Goldman Sachs Commodity Strategy Fund

Goldman Sachs Concentrated Growth Fund

Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs Emerging Markets Equity Insights Fund

Goldman Sachs Emerging Markets Equity ex. China Fund

Goldman Sachs Equity Income Fund

Goldman Sachs ESG Emerging Markets Equity Fund

Goldman Sachs Enhanced Core Equity Fund

Goldman Sachs Focused Value Fund

Goldman Sachs Global Infrastructure Fund

Goldman Sachs Global Managed Beta Fund

Goldman Sachs Global Real Estate Securities Fund

Goldman Sachs Income Builder Fund

Goldman Sachs International Equity Dividend and Premium Fund

Goldman Sachs International Equity ESG Fund

Goldman Sachs International Equity Income Fund

Goldman Sachs International Equity Insights Fund

Goldman Sachs International Small Cap Insights Fund

Goldman Sachs International Tax-Managed Equity Fund

Goldman Sachs Large Cap Core Fund

Goldman Sachs Large Cap Growth Insights Fund

Goldman Sachs Large Cap Value Fund

Goldman Sachs Large Cap Value Insights Fund

Goldman Sachs Managed Futures Strategy Fund

Goldman Sachs Mid Cap Growth Fund

Goldman Sachs Mid Cap Value Fund

Goldman Sachs Energy Infrastructure Fund

Goldman Sachs MLP Energy Infrastructure Fund

Goldman Sachs Real Estate Securities Fund

Goldman Sachs Rising Dividend Growth Fund

Goldman Sachs Small Cap Equity Insights Fund

Goldman Sachs Small Cap Growth Fund

Goldman Sachs Small Cap Growth Insights Fund

Goldman Sachs Small Cap Value Fund

Goldman Sachs Small Cap Value Insights Fund

Goldman Sachs Small/Mid Cap Growth Fund

Goldman Sachs Small/Mid Cap Value Fund

Goldman Sachs Strategic Factor Allocation Fund

Goldman Sachs Strategic Volatility Premium Fund

Goldman Sachs Strategic Growth Fund

Goldman Sachs Tactical Tilt Overlay Fund

Goldman Sachs Technology Opportunities Fund

Goldman Sachs U.S. Equity Dividend and Premium Fund

Goldman Sachs U.S. Equity ESG Fund

Goldman Sachs U.S. Equity Insights Fund

Goldman Sachs U.S. Tax-Managed Equity Fund

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS:

Goldman Sachs Balanced Strategy Portfolio

Goldman Sachs Dynamic Global Equity Fund

Goldman Sachs Enhanced Dividend Global Equity Portfolio

Goldman Sachs Growth and Income Strategy Portfolio

Goldman Sachs Growth Strategy Portfolio

Goldman Sachs Tax-Advantaged Global Equity Portfolio

GOLDMAN SACHS MONEY MARKET FUNDS:

Goldman Sachs Financial Square Federal Instruments Fund

Goldman Sachs Financial Square Government Fund

Goldman Sachs Financial Square Money Market Fund

Goldman Sachs Financial Square Prime Obligations Fund

Goldman Sachs Financial Square Treasury Instruments Fund

Goldman Sachs Financial Square Treasury Obligations Fund

Goldman Sachs Financial Square Treasury Solutions Fund

Goldman Sachs Investor Money Market Fund

Goldman Sachs Investor Tax-Exempt Money Market Fund

Goldman Sachs Investor Tax-Exempt California Money Market Fund

Goldman Sachs Investor Tax-Exempt New York Money Market Fund

GOLDMAN SACHS & CO. LLC		GOLDMAN SACHS TRUST

By:	/s/ Kenneth Cawley	By:	/s/ James A. McNamara
Name: Kenneth Cawley		Name: James A. McNamara
Title: Managing Director		Title: President of the Trust